Provisions (Tables)	12 Months Ended
Mar. 31, 2020
Disclosure of other provisions [abstract]
Disclosure of Provision [Table Text Block]
The details of changes in provisions during the year ended March 31, 2020 are as follows:

Particulars	Refund Liability (1)		Environmental liability (2)		Legal and others (3)		Total
Balance as at beginning of the year	Rs.	3,581	Rs.	52	Rs.	585	Rs.	4,218
Provision made during the year, net of reversals		2,675		-		(37)		2,638
Provision used during the year		(3,224)		-		-		(3,224)
Effect of changes in foreign exchange rates		220		2		-		222
Balance as at end of the year	Rs.	3,252	Rs.	54	Rs.	548	Rs.	3,854
Current	Rs.	3,252	Rs.	-	Rs.	548	Rs.	3,800
Non-current		-		54		-		54
	Rs.	3,252	Rs.	54	Rs.	588	Rs.	3,854

(1)	Refund liability is accounted for by recording a provision based on the Company’s estimate of expected sales returns. See Note 3(l) of these consolidated financial statements for the Company’s accounting policy on refund liability.

(2)	As a result of the acquisition of a unit of The Dow Chemical Company in April 2008, the Company assumed a liability for contamination of the Mirfield site acquired of Rs.39 (carrying value Rs.54). The seller is required to indemnify the Company for this liability. Accordingly, a corresponding asset has also been recorded in the consolidated statements of financial position.

(3)	Primarily consists of provision recorded towards the potential liability arising out of a litigation relating to cardiovascular and anti-diabetic formulations. Refer to Note 32 (Contingencies) of these consolidated financial statements under “Product and patent related matters - Matters relating to National Pharmaceutical Pricing Authority - Litigation relating to Cardiovascular and Anti-diabetic formulations” for further details.